    As filed with the Securities and Exchange Commission on December 2, 2004

================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8267


                                Kopp Funds, Inc.
               (Exact name of registrant as specified in charter)



                       7701 France Avenue South, Suite 500
                             Edina, Minnesota 55435
               (Address of principal executive offices) (Zip code)



                              Kathleen S. Tillotson
                                Kopp Funds, Inc.
                       7701 France Avenue South, Suite 500
                             Edina, Minnesota 55435
                     (Name and address of agent for service)



                                 (952) 841-0400
               Registrant's telephone number, including area code



Date of fiscal year end: September 30, 2004



Date of reporting period:  September 30, 2004


================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

November 15, 2004
DEAR FELLOW SHAREHOLDERS:

As the year 2004 comes to a close, we reflect on the news that has influenced the market over the past year. We believe that there is reason for optimism for long term investors. We also think that economic and political issues will be resolved, relieving some of the investor uncertainty that can postpone a commitment to investment discipline.

"MAY YOU LIVE IN INTERESTING TIMES"

This Chinese proverb has been most applicable during 2004. Individually, the news headlines this year could have provided support to living during "Interesting Times." When you combine the headlines of Iraq, Interest Rates, Oil, Terrorism AND a Presidential Election year, there is little wonder why investors have been gripped by uncertainty. As the election process has provided closure to the most significant event of 2004, we believe investors will be better able to apply disciplines to their investment portfolios.

VOLATILITY CHALLENGES DISCIPLINE

The ups and downs of the stock market can cause investors to question their investment disciplines. The challenge today, and for the future, is for investors to keep a long term perspective amidst increased volatility. A Morgan Stanley research report recently pointed out, the New York Stock Exchange has seen dramatic increases of companies listed, the turnover rates, and average daily volumes. In 1960, the NYSE had 1,143 companies listed with daily trading volume of only 3 million shares, a 12% turnover rate. Today, the NYSE is host to 2,742 companies. Turnover has increased to 104% and daily trading volume averages 1.5 billion shares. It is truly a more active and volatile investment environment.

MARKET COMPETITION

Contrary to conventional wisdom, the current interest rate environment may be a helpful market influence. Rising interest rates may actually help the stock market by eliminating some of the investment competition to the stock market. Rising rates make bond investments less attractive and can slow the real estate market. Bonds and real estate investments have provided stiff competition for investment dollars.

SECTOR SUPPORT

The Kopp Emerging Growth Fund continues to emphasize our belief that an aging U.S. population will increase healthcare needs and expenses. We also believe that an aging, and retiring, population will fuel the need for enhanced productivity by corporate America. In 1950, 1 in 10 people in the U.S. were over 65 years of age. By the year 2030, retiring baby-boomers will drive the number of retirees to 20% of the U.S. population. We believe the aging process will demand that healthcare keep pace with need and that technology will be critical to replacing a dwindling workforce.

SUMMARY

The stock market will adjust to influential news. At times, the adjustment will be negative, but the market is resilient. We currently see reasons for optimism. The Federal Reserve Board typically increases interest rates during times of speculation and/or economic growth. As the Fed continues to measure their involvement with interest rates, we believe that they are justified in controlling speculation in real estate as well as managing the inflation pressures of growth. In each event, the implications for the equity markets can be positive.

Sincerely,

/S/ L.C. KOPP

LEE KOPP
President
Kopp Investment Advisors

                            INDUSTRY REPRESENTATION
--------------------------------------------------------------------------------

                                  (PIE CHART)

Software Applications                                                12.1%
Semiconductor                                                        10.4%
Diagnostics                                                           9.4%
Cardiovascular                                                        6.9%
Wireless                                                              6.7%
Therapeutics/Specialty Compounds                                      5.6%
Telecommunication Equipment                                           5.0%
Genomics                                                              4.4%
Imaging                                                               3.6%
Research Reagents/Instrumentation                                     3.5%
Information Security                                                  3.3%
Database & Data Warehousing                                           2.9%
Specialty Pharmaceuticals                                             2.9%
Laser-Based Components & Subsystems                                   2.5%
Arthroscopy                                                           2.4%
Test and Measurement                                                  2.4%
Machine Vision/Inspection                                             2.3%
Semicap Equipment                                                     2.1%
Other*                                                                9.5%
Cash & Equivalents                                                    2.1%
                                                                    ------

                                                                    100.0%

Percentages represent market value as a percentage of total investments on 9/30/04.

 * OTHER:
 ------------------------------------------------------------------
 Networking..................................................  1.8%
 Electronic Design Automation................................  1.7%
 Electronic Components/Manufacturing.........................  1.6%
 System Software.............................................  1.6%
 Application Development Tools...............................  1.0%
 Voice Processing............................................  0.8%
 Surgical Products...........................................  0.6%
 Industrial Automation.......................................  0.2%
 Information Technology Services.............................  0.2%

                                TOP ten HOLDINGS
--------------------------------------------------------------------------------

                                              TICKER
                                              ------
 1.  ENDOCARDIAL SOLUTIONS, INC.              ECSI
 2.  EPICOR SOFTWARE CORPORATION              EPIC
 3.  VENTANA MEDICAL SYSTEMS, INC.            VMSI
 4.  HYPERION SOLUTIONS CORPORATION           HYSL
 5.  GEN-PROBE INCORPORATED                   GPRO

                                              TICKER
                                              ------
 6.  SYMYX TECHNOLOGIES, INC.                 SMMX
 7.  EMS TECHNOLOGIES, INC.                   ELMG
 8.  SONOSITE, INC.                           SONO
 9.  ARTHROCARE CORPORATION                   ARTC
10.  LECROY CORPORATION                       LCRY

--------------------------------------------------------------------------------

          It should not be assumed that the Fund's stock selection or investment philosophy will be profitable or will equal past performance. Because of daily market fluctuations, current Fund performance may also be different from the performance described in this report. Small- and mid-cap stocks involve greater risks and volatility than those of larger, more established companies.
               Potential for profit entails possibility of loss.

       The shareholder letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. It is also not a solicitation for the purchase or sale of any security or investment advisory service. The opinions in the letter are those of Kopp Investment Advisors, are subject to change without notice, and may not come to pass. Future investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time the letter was written.

         A stock market index is unmanaged and does not charge advisory fees, transactions costs, or other expenses incurred by a mutual fund. Any index will include a different degree of investment in individual securities, industries, or sectors from the Kopp
        Emerging Growth Fund. The mention of an index does not mean that the index is an appropriate benchmark for the Fund. Although the data in the letter has been obtained from sources believed reliable, Kopp Investment Advisors cannot guarantee the accuracy of such information.

         This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a
       prospectus. For more information on the Kopp Emerging Growth Fund, including current performance and expenses, call 1-888-533-KOPP for a free prospectus. It describes the investment objectives, risks, charges, expenses, and other information about the Fund.
       Read it carefully before you invest or send money. The Fund should be used in a program of diversified investing and not as a complete investment program.

KOPP EMERGING GROWTH FUND
$10,000 INITIAL INVESTMENT MADE 10/01/97 THROUGH 09/30/04
(LINE GRAPH)

                                  KOPP EMERGING GROWTH     KOPP EMERGING GROWTH                            RUSSELL 2000(R) GROWTH
                                FUND - CLASS A (NO LOAD)   FUND - CLASS A (LOAD)   RUSSELL 2000(R) INDEX           INDEX
                                ------------------------   ---------------------   ---------------------   ----------------------
10/1/1997                               10000.00                  9653.00                10000.00                 10000.00
12/31/1997                               8030.00                  7751.00                 9665.00                  9180.00
3/31/1998                                8400.00                  8108.00                10637.00                 10271.00
6/30/1998                                7640.00                  7375.00                10141.00                  9681.00
9/30/1998                                5810.00                  5608.00                 8098.00                  7517.00
12/31/1998                               8050.00                  7770.00                 9419.00                  9293.00
3/31/1999                                8550.00                  8252.00                 8908.00                  9137.00
6/30/1999                               10950.00                 10569.00                10294.00                 10484.00
9/30/1999                               11889.00                 11476.00                 9643.00                  9969.00
12/31/1999                              19978.00                 19284.00                11421.00                 13298.00
3/31/2000                               28437.00                 27448.00                12230.00                 14532.00
6/30/2000                               30698.00                 29631.00                11767.00                 13461.00
9/30/2000                               30778.00                 29708.00                11898.00                 12926.00
12/31/2000                              19725.00                 19040.00                11076.00                 10315.00
3/31/2001                               12366.00                 11936.00                10355.00                  8747.00
6/30/2001                               15455.00                 14918.00                11847.00                 10319.00
9/30/2001                                9364.00                  9039.00                 9384.00                  7422.00
12/31/2001                              12768.00                 12324.00                11352.00                  9363.00
3/31/2002                               11294.00                 10901.00                11804.00                  9180.00
6/30/2002                                7414.00                  7156.00                10818.00                  7739.00
9/30/2002                                5083.00                  4907.00                 8503.00                  6074.00
12/31/2002                               6167.00                  5953.00                 9026.00                  6530.00
3/31/2003                                5766.00                  5566.00                 8621.00                  6277.00
6/30/2003                                8292.00                  8003.00                10640.00                  7792.00
9/30/2003                                9863.00                  9520.00                11606.00                  8608.00
12/31/2003                              10969.00                 10588.00                13292.00                  9700.00
3/31/2004                               10936.00                 10556.00                14124.00                 10241.00
6/30/2004                               10156.00                  9803.00                14191.00                 10251.00
9/30/2004                                8671.00                  8370.00                13785.00                  9634.00

                                                                   Average Annual Rate of Return*
                                                              for the Period Ended September 30, 2004
                                                        ----------------------------------------------------
                                                        One Year         Five Years         Since Inception*
                                                        --------         ----------         ----------------
Kopp Emerging Growth Fund -- Class A (no load)          (12.09)%         (6.12)%              (2.02)%
Kopp Emerging Growth Fund -- Class A (load)             (15.16)%         (6.78)%              (2.51)%
Kopp Emerging Growth Fund -- Class C (no load)          (12.68)%         (6.73)%               0.60%
Kopp Emerging Growth Fund -- Class C (load)             (13.56)%         (6.73)%               0.60%
Kopp Emerging Growth Fund -- Class I                    (11.79)%         (5.78)%              (1.63)%
Russell 2000(R) Index                                    18.77%           7.41%                4.69%
Russell 2000(R) Growth Index                             11.93%          (0.68)%              (0.53)%

 * Class A and Class I, October 1, 1997; Class C, February 19, 1999.

 This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements, fee waivers and Advisor recovery of fees waived. Absent expense reimbursements and fee waivers for the years ended September 30, 1999 and September 30, 1998, total returns would be reduced. Absent Advisor fee-waiver recovery for the year ended September 30, 2000, total returns would be increased.

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Index is for illustrative purposes only, does not include expenses and is not available for investment.

 Russell 2000(R) Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 2000(R) Index represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000(R) Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

 Russell 2000(R) Growth Index -- A stock market index which measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

INFORMATION ABOUT YOUR FUND'S EXPENSES
September 30, 2004 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 -- September 30, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning        Ending       Expenses Paid
                        Account Value   Account Value   During Period*
                           4/1/04          9/30/04      4/1/04-9/30/04
                        -------------   -------------   --------------
ACTUAL
    Class A               $1,000.00       $  792.90         $ 7.71
    Class I                1,000.00          794.40           6.15
    Class C                1,000.00          790.00          10.61
HYPOTHETICAL
  (5% ANNUAL RETURN
  BEFORE EXPENSES)
    Class A               $1,000.00       $1,016.40         $ 8.67
    Class I                1,000.00        1,018.15           6.91
    Class C                1,000.00        1,013.15          11.93

* Expenses are equal to the Fund's annualized expense ratio of 1.72%, 1.37% and 2.37% for Class A, Class I and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $574,927,428)                         $ 368,183,235
  Investments in securities of
    affiliated issuers (cost
    $74,348,601)                             57,290,734
-------------------------------------------------------
Total investments in securities (cost
  $649,276,029)                             425,473,969
Receivable from capital shares sold           1,155,928
Income receivable                                 5,267
Prepaid expenses                                 40,115
-------------------------------------------------------
Total Assets                                426,675,279
-------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed             519,258
Payable to investment advisor                   345,292
Payable for service fees                        201,113
Payable for distribution fees                    96,645
Payable to affiliated distributor                35,375
Payable to transfer agent                       123,923
Accrued other expenses                          172,230
-------------------------------------------------------
Total Liabilities                             1,493,836
-------------------------------------------------------
NET ASSETS                                $ 425,181,443
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                             $     530,348
Paid-in-capital in excess of par            706,924,776
Accumulated net realized losses on
  investments                               (58,471,621)
Unrealized net depreciation on
  investments                              (223,802,060)
-------------------------------------------------------
Total Net Assets                          $ 425,181,443
-------------------------------------------------------
CLASS A
Net Assets                                $ 332,684,398
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                41,587,667
Net asset value per share (note 1)        $        8.00
-------------------------------------------------------
Maximum offering price per share (note
  1)                                      $        8.29
-------------------------------------------------------
CLASS I
Net Assets                                $  66,871,453
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 8,124,833
Net asset value, offering price and
  redemption price per share              $        8.23
-------------------------------------------------------
CLASS C
Net Assets                                $  25,625,592
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 3,322,285
Net asset value and offering price per
  share (note 1)                          $        7.71
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 2004

-------------------------------------------------------
INVESTMENT INCOME
Dividends                                  $     30,503
-------------------------------------------------------
Total investment income                          30,503
-------------------------------------------------------
EXPENSES
Investment advisory fee                       5,365,003
Service fees -- Class A                       1,057,802
Service fees -- Class C                          80,223
12b-1 fees -- Class A                           423,121
12b-1 fees -- Class C                           240,668
Transfer agent fees and expenses                687,394
Fund administration fees                        360,130
Fund accounting fees                            116,019
Reports to shareholders                         112,032
Custody fees                                    101,446
Professional fees                                70,630
Federal and state registration fees              50,030
Directors' fees and expenses                     44,112
Other expenses                                  104,036
-------------------------------------------------------
Total expenses                                8,812,646
-------------------------------------------------------
NET INVESTMENT LOSS                          (8,782,143)
-------------------------------------------------------
REALIZED AND UNREALIZED LOSS
Net realized loss on investment
  transactions:
  Net realized loss on investment
    transactions of unaffiliated
    issuers                                 (25,480,829)
  Net realized gain on investment
    transactions of affiliated issuers        1,130,001
Change in unrealized depreciation on
  investments                               (26,955,894)
-------------------------------------------------------
Net loss on investments                     (51,306,722)
-------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $(60,088,865)
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year Ended        Year Ended
                                                                September 30,      September 30,
                                                                     2004              2003

------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                             $  (8,782,143)     $  (6,420,785)
Net realized loss on investments                                  (24,350,828)       (20,850,604)
Change in unrealized appreciation (depreciation) on
  investments                                                     (26,955,894)       275,472,871
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (60,088,865)       248,201,482
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      71,432,372         95,433,954
    Cost of shares redeemed                                      (115,748,312)       (91,089,573)
    Redemption fees                                                     2,672                 --
  Class I:
    Proceeds from shares sold                                       4,182,717         11,970,804
    Cost of shares redeemed                                        (4,305,534)        (1,741,847)
  Class C:
    Proceeds from shares sold                                      10,136,343          7,626,720
    Cost of shares redeemed                                        (9,471,987)        (2,820,110)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              (43,771,729)        19,379,948
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (103,860,594)       267,581,430
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                                 529,042,037        261,460,607
------------------------------------------------------------------------------------------------
End of year                                                     $ 425,181,443      $ 529,042,037
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

                      (This page intentionally left blank)

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                       Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                       Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
                                          2004           2003           2002           2001            2000
                                       ----------     ----------     ----------     ----------      ----------
                                        Class A        Class A        Class A        Class A         Class A
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year        $ 9.10         $ 4.69          $8.64          $30.78        $ 11.89

----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss                        (0.17)(2)      (0.11)(2)      (0.15)(2)       (0.22)(2)      (0.38)(1)
Net realized and unrealized gain
  (loss) on investments                    (0.93)          4.52          (3.80)         (19.83)         19.27
----------------------------------------------------------------------------------------------------------------------
Total from investment operations           (1.10)          4.41          (3.95)         (20.05)         18.89

----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain        --             --             --             (2.09)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $ 8.00         $ 9.10         $ 4.69           $8.64        $ 30.78

----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)       $332,684       $423,165       $217,177        $412,503      $1,201,524
Ratio of expenses to average net
  assets                                    1.66%          1.72%          1.69%           1.60%          1.68%(3)
Ratio of net investment loss to
  average net assets                       (1.65)%        (1.71)%        (1.67)%         (1.43)%        (1.55)%(3)
Portfolio turnover rate(4)                  11.0%          26.9%          17.4%            6.6%          21.9%
Total return(5)                           (12.09)%        94.03%        (45.72)%        (69.58)%       158.87%

----------------------------------------------------------------------------------------------------------------------


(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(3) For the year ended September 30, 2000, the ratio includes Advisor fee-waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5) Total return excludes sales charges.

                                       11

  Year Ended   Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
  Sept. 30,    Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,    Sept. 30,    Sept. 30,
     2004         2003           2002           2001          2000          2004          2003         2002         2001
  ----------   ----------     ----------     ----------    ----------    ----------    ----------   ----------   ----------
   Class I      Class I        Class I        Class I       Class I       Class C       Class C      Class C      Class C
  -------------------------------------------------------------------------------------------------------------------------
    $ 9.33       $ 4.79           $8.79         $31.17      $ 12.00        $ 8.83         $4.58        $8.49       $30.49

  -------------------------------------------------------------------------------------------------------------------------
     (0.13)(2)    (0.08)(2)       (0.12)(2)      (0.18)(2)    (0.30)(1)     (0.22)(2)     (0.14)(2)    (0.21)(2)    (0.29)(2)
     (0.97)        4.62           (3.88)        (20.11)       19.47         (0.90)         4.39        (3.70)      (19.62)
  -------------------------------------------------------------------------------------------------------------------------
     (1.10)        4.54           (4.00)        (20.29)       19.17         (1.12)         4.25        (3.91)      (19.91)

  -------------------------------------------------------------------------------------------------------------------------
      --           --              --            (2.09)        --            --            --           --          (2.09)
  -------------------------------------------------------------------------------------------------------------------------
    $ 8.23       $ 9.33          $ 4.79          $8.79       $31.17        $ 7.71        $ 8.83       $ 4.58        $8.49

  -------------------------------------------------------------------------------------------------------------------------
   $66,871      $76,501         $31,920        $58,767     $200,347       $25,626       $29,376      $12,364      $21,705
      1.31%        1.37%           1.34%          1.25%        1.33%(3)      2.31%         2.37%        2.34%        2.25%
     (1.30)%      (1.36)%         (1.32)%        (1.08)%      (1.20)%(3)    (2.30)%       (2.36)%      (2.32)%      (2.08)%
      11.0%        26.9%           17.4%           6.6%        21.9%         11.0%         26.9%        17.4%         6.6%
    (11.79)%     94.78%          (45.51)%       (69.47)%     159.75%       (12.68)%       92.80%      (46.05)%     (69.79)%

  -------------------------------------------------------------------------------------------------------------------------

 Year Ended
 Sept. 30,
    2000
 ----------
  Class C
---------------
  $ 11.85

---------------
    (0.60)(1)
    19.24
---------------
    18.64

---------------
     --
---------------
   $30.49

---------------
 $44,111()
     2.33%(3)
    (2.20)%(3)
     21.9%
   157.30%

---------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2004

Number of
  Shares                                              Value

---------------------------------------------------------------
COMMON STOCK -- 98.0%
---------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 1.0%
   250,000   SERENA Software, Inc.                 $  4,182,500
---------------------------------------------------------------
ARTHROSCOPY -- 2.4%
   350,000   ArthroCare Corporation                  10,251,500
---------------------------------------------------------------
CARDIOVASCULAR -- 6.9%
 1,000,000   CardioDynamics International
              Corporation                             4,600,000
 2,135,703   Endocardial Solutions, Inc.(#)          24,710,084
---------------------------------------------------------------
                                                     29,310,084
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 2.9%
   360,000   Hyperion Solutions Corporation          12,236,400
---------------------------------------------------------------
DIAGNOSTICS -- 9.4%
   155,000   Biosite Incorporated                     7,588,800
   600,000   Cepheid, Inc.                            5,172,000
   300,000   Gen-Probe Incorporated                  11,961,000
   550,000   Quidel Corporation                       2,491,500
   250,000   Ventana Medical Systems, Inc.           12,610,000
---------------------------------------------------------------
                                                     39,823,300
---------------------------------------------------------------
ELECTRONIC COMPONENTS/MANUFACTURING -- 1.6%
   300,000   Artesyn Technologies, Inc.               2,994,000
   200,000   Plexus Corp.                             2,208,000
   250,000   Sanmina-SCI Corporation                  1,762,500
---------------------------------------------------------------
                                                      6,964,500
---------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.7%
   250,000   Artisan Components, Inc.                 7,277,500

Number of
  Shares                                              Value
---------------------------------------------------------------
GENOMICS -- 4.4%
   750,000   CuraGen Corporation                   $  4,125,000
 1,000,000   Medarex, Inc.                            7,380,000
   800,000   Sangamo BioSciences, Inc.                3,896,000
 2,800,000   Transgenomic, Inc.(#)                    3,248,000
---------------------------------------------------------------
                                                     18,649,000
---------------------------------------------------------------
IMAGING -- 3.6%
   400,000   SonoSite, Inc.                          10,420,000
   400,000   Vital Images, Inc.                       4,900,000
---------------------------------------------------------------
                                                     15,320,000
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.2%
   570,000   Adept Technology, Inc.                     815,100
---------------------------------------------------------------
INFORMATION SECURITY -- 3.3%
   950,000   Digimarc Corporation                     8,588,000
   200,000   Macrovision Corporation                  4,816,000
    20,000   SafeNet, Inc.                              527,600
---------------------------------------------------------------
                                                     13,931,600
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.2%
   170,000   Lightbridge, Inc.                          819,400
---------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 2.5%
 3,000,000   Finisar Corporation                      3,900,000
 3,850,000   Oplink Communications, Inc.              6,891,500
---------------------------------------------------------------
                                                     10,791,500
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 2.3%
   235,000   CyberOptics Corporation                  3,628,400
   620,000   Zygo Corporation                         6,280,600
---------------------------------------------------------------
                                                      9,909,000

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2004

Number of
  Shares                                              Value
---------------------------------------------------------------
NETWORKING -- 1.9%
 4,000,000   Enterasys Networks, Inc.              $  6,400,000
    81,620   Verilink Corporation                       146,100
   500,000   Visual Networks, Inc.                    1,305,000
---------------------------------------------------------------
                                                      7,851,100
---------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 3.5%
 1,080,000   Array BioPharma Inc.                     7,549,200
   700,000   Caliper Life Sciences, Inc.              4,921,000
   573,000   Harvard Bioscience, Inc.                 2,521,200
---------------------------------------------------------------
                                                     14,991,400
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 2.1%
   200,000   Brooks Automation, Inc.                  2,830,000
   200,000   MKS Instruments, Inc.                    3,064,000
   450,500   Trikon Technologies, Inc.                  950,555
   100,000   Veeco Instruments Inc.                   2,097,000
---------------------------------------------------------------
                                                      8,941,555
---------------------------------------------------------------
SEMICONDUCTOR -- 10.4%
   950,000   ANADIGICS, Inc.                          3,201,500
   300,000   Applied Micro Circuits Corporation         939,000
   600,000   Centillium Communications, Inc.          1,428,000
 2,000,000   Conexant Systems, Inc.                   3,220,000
 1,000,000   Mindspeed Technologies Inc.              2,000,000
   400,000   PMC-Sierra, Inc.                         3,524,000
 1,700,000   QuickLogic Corporation(#)                4,114,000
   750,000   Skyworks Solutions, Inc.                 7,125,000
   325,000   Synaptics Incorporated                   6,552,000
 2,600,000   Vitesse Semiconductor Corporation        7,098,000
 2,050,000   WJ Communications, Inc.                  5,002,000
---------------------------------------------------------------
                                                     44,203,500

Number of
  Shares                                              Value
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 12.1%
 2,050,000   Epicor Software Corporation           $ 24,661,500
   750,000   MapInfo Corporation                      8,100,000
   625,000   MRO Software, Inc.                       6,250,000
   560,000   PLATO Learning, Inc.                     4,950,400
   750,000   Retek Inc.                               3,420,000
   830,000   Vastera, Inc.                            1,469,100
   205,400   Verity, Inc.                             2,645,552
---------------------------------------------------------------
                                                     51,496,552
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 2.9%
   925,000   DepoMed, Inc.                            4,828,500
 1,482,500   InKine Pharmaceutical Company, Inc.      7,531,100
---------------------------------------------------------------
                                                     12,359,600
---------------------------------------------------------------
SURGICAL PRODUCTS -- 0.6%
   170,000   Closure Medical Corporation              2,420,800
---------------------------------------------------------------
SYSTEM SOFTWARE -- 1.6%
   350,000   VeriSign, Inc.                           6,958,000
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.0%
 3,950,000   ADC Telecommunications, Inc.             7,149,500
   650,000   Network Equipment Technologies, Inc.     4,296,500
 1,050,000   Redback Networks Inc.                    5,481,000
 1,610,000   Tut Systems, Inc.(#)                     4,411,400
---------------------------------------------------------------
                                                     21,338,400
---------------------------------------------------------------
TEST AND MEASUREMENT -- 2.4%
   600,000   LeCroy Corporation(#)                   10,026,000

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2004

Number of
  Shares                                              Value
---------------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 5.6%
   400,000   Cell Genesys, Inc.                    $  3,588,000
 1,120,120   Neose Technologies, Inc.                 8,400,900
   500,000   Symyx Technologies, Inc.                11,775,000
---------------------------------------------------------------
                                                     23,763,900
---------------------------------------------------------------
VOICE PROCESSING  -- 0.8%
   800,000   Captaris Inc.                            3,408,000
---------------------------------------------------------------
WIRELESS -- 6.7%
   625,000   EMS Technologies, Inc.(#)               10,781,250
 5,000,000   Proxim Corporation -- Class A            4,000,000
 1,000,000   REMEC, Inc.                              4,710,000
   300,000   RF Monolithics, Inc.                     2,109,000
 2,920,000   Stratex Networks, Inc.                   6,540,800
   300,000   Superconductor Technologies Inc.           327,000
---------------------------------------------------------------
                                                     28,468,050
---------------------------------------------------------------
Total Common Stock (cost $640,310,301)              416,508,241

Number of
  Shares                                              Value
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.1%
---------------------------------------------------------------
INVESTMENT COMPANY -- 2.1%
 8,965,728   First American Prime Obligations
              Fund, Class I*(*)                    $  8,965,728
---------------------------------------------------------------
Total Short-Term Investment (cost $8,965,728)         8,965,728
---------------------------------------------------------------
Total Investments -- 100.1% (cost $649,276,029)     425,473,969
---------------------------------------------------------------
Liabilities, less Other Assets -- (0.1)%               (292,526)
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $425,181,443
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 7.

* Income producing security. All other securities are non-income producing.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2004

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. Class A shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase. The Class I shares are subject to a 2% redemption fee of the then current value of the shares on redemptions made within 24 months of purchase. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter. Class C shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price. For securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is below the bid, the bid will be the closing price. Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Investments for which the above valuation procedures are inappropriate, when valuations are not readily available or when valuations are deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Directors. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Directors. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on dispositions;

trading in similar securities of the same issuer or comparable companies; information received from brokers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post-October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

ILLIQUID OR RESTRICTED SECURITIES

Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. As of September 30, 2004, the Fund held no illiquid or restricted securities.

GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

OTHER
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

At September 30, 2004, the Fund had net realized capital loss carryovers expiring as follows:

2009                                       $   187,528
2010                                           208,436
2011                                        12,647,345
2012                                        19,365,048
                                           -----------
                                           $32,408,357
                                           ===========

To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover. During the fiscal year ended September 30, 2004, the Fund utilized post-October capital losses of $20,143,957. The Fund incurred losses in the amount of $25,163,801 from November 1, 2003 to September 30, 2004. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2005.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, a reclassification adjustment has been made to decrease accumulated net investment loss by $8,782,143 and decrease paid-in-capital in excess of par by $8,782,143.

At September 30, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments(a)                    $ 650,175,492
                                          -------------
Gross unrealized appreciation             $ 103,154,613
Gross unrealized depreciation              (327,856,136)
                                          -------------
Net unrealized depreciation on
  investments                             $(224,701,523)
                                          =============
Undistributed ordinary income             $          --
Undistributed long-term capital gain                 --
                                          -------------
Total distributable earnings              $          --
                                          =============
Other accumulated losses                  $ (57,572,158)
                                          -------------
Total accumulated losses                  $(282,273,681)
                                          =============

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to the deferral of losses on wash sales.

The Fund made no distributions during the fiscal years ended September 30, 2003 and 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                              Class A              Class A
                             Year Ended           Year Ended
                         September 30, 2004   September 30, 2003
                         ------------------   ------------------
Shares sold                   7,178,931           13,976,915
Shares redeemed             (12,077,135)         (13,776,096)
----------------------------------------------------------------
Net increase (decrease)      (4,898,204)             200,819

                              Class I              Class I
                             Year Ended           Year Ended
                         September 30, 2004   September 30, 2003
                         ------------------   ------------------
Shares sold                    385,737            1,792,092
Shares redeemed               (457,575)            (256,302)
----------------------------------------------------------------
Net increase (decrease)        (71,838)           1,535,790

                              Class C              Class C
                             Year Ended           Year Ended
                         September 30, 2004   September 30, 2003
                         ------------------   ------------------
Shares sold                   1,042,624           1,067,894
Shares redeemed              (1,045,402)           (440,817)
----------------------------------------------------------------
Net increase (decrease)          (2,778)            627,077

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended September 30, 2004, were $57,889,357 and $114,097,126, respectively. There were no purchases or sales of long-term U.S. government securities.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, LLC (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 2004, there were $742,861 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Upon termination of the 12b-1 Plan, the Fund is not contractually obligated to continuing paying these excess costs. As such, this amount has not been recorded as a liability in the Fund's records.

Distribution and shareholder servicing fees incurred by Class A shares for the year ended September 30, 2004 were $423,121 and $1,057,802, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the year ended September 30, 2004 were $32,419 and $81,045, respectively. The Fund was advised that the Distributor advanced $100,981 of distribution and shareholder servicing fees related to Class C shares for the year ended September 30, 2004. Distribution and shareholder servicing fees incurred by Class C shares for the year ended September 30, 2004 were $240,668 and $80,223, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the year ended September 30, 2004 were $73,845 and $24,615, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $139,658 and contingent deferred sales charges on Class C shares of $34,133 for the year ended September 30, 2004.

7. OTHER AFFILIATES *

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of September 30, 2004 amounted to $57,290,734 representing 13.5% of net assets. Transactions during the year ended September 30, 2004 in which the issuer was an "affiliated person" are as follows:

                                                     EMS                             Epicor           Hyperion
                                  Digimarc      Technologies,     Endocardial       Software         Solutions         LeCroy
                                Corporation**       Inc.        Solutions, Inc.   Corporation**   Corporation**(1)   Corporation
                                -------------   -------------   ---------------   -------------   ----------------   -----------
September 30, 2003

 Balance

 Shares                              950,000         500,000       2,135,703        2,220,000           406,492          675,000

 Cost                            $21,167,839     $ 9,278,176      $8,611,113       $3,999,439        $7,881,527      $15,511,419

Gross Additions

 Shares                                   --         125,000              --               --                --               --

 Cost                            $        --     $ 2,708,418      $       --       $       --        $       --      $        --
Gross Deductions
 Shares                                   --              --              --          170,000            46,492           75,000

 Cost                            $        --     $        --      $       --       $  604,696        $1,015,152      $ 2,688,250

September 30, 2004

 Balance

 Shares                              950,000         625,000       2,135,703        2,050,000           360,000          600,000

 Cost                            $21,167,839     $11,986,594      $8,611,113       $3,394,743        $6,866,375      $12,823,169
--------------------------------------------------------------------------------------------------------------------------------

Realized gain (loss)             $         0     $         0      $        0       $1,598,176        $  772,714      $(1,240,889)
--------------------------------------------------------------------------------------------------------------------------------

Investment income                $         0     $         0      $        0       $        0        $        0      $         0
--------------------------------------------------------------------------------------------------------------------------------

                                    Neose                       Trans-
                                Technologies,   QuickLogic     genomic,    Tut Systems,
                                   Inc.**       Corporation      Inc.          Inc.           Total
                                -------------   -----------    --------    ------------       -----
September 30, 2003
 Balance
 Shares                            1,083,333      1,440,000    2,530,000      1,610,000
 Cost                            $25,951,011    $18,476,942   $9,128,334    $11,513,745    $131,519,545
Gross Additions
 Shares                               36,787        260,000      270,000             --
 Cost                            $   332,555    $ 1,538,704   $  270,000    $        --    $  4,849,677
Gross Deductions
 Shares                                   --             --           --             --
 Cost                            $        --    $        --   $       --    $        --    $  4,308,098
September 30, 2004
 Balance
 Shares                            1,120,120      1,700,000    2,800,000      1,610,000
 Cost                            $26,283,566    $20,015,646   $9,398,334    $11,513,745    $132,061,124
-------------------------------------------------------------------------------------------------------
Realized gain (loss)             $         0    $         0   $        0    $         0    $  1,130,001
-------------------------------------------------------------------------------------------------------
Investment income                $         0    $         0   $        0    $         0    $          0
-------------------------------------------------------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the year ended September 30, 2004, but not at September 30, 2004.

(1) Formerly known as Brio Software, Inc. (acquired by Hyperion Solutions Corporation on October 23, 2003 in a 0.109/1.00 share ratio).

8. LINE OF CREDIT

The Fund has a $50,000,000 line of credit with U.S. Bank, N.A expiring July 31, 2005. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the year ended September 30, 2004, the Fund did not draw upon the line of credit.

9. RELATED PARTY TRANSACTIONS

As of September 30, 2004, related parties of the Fund beneficially owned 6,411,364 shares or 12.1% of the Fund's outstanding shares (1.5% of which was owned through the Advisor's profit sharing plan).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Kopp Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopp Emerging Growth Fund (a series of Kopp Funds, Inc., hereafter referred to as the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP SIGNATURE)

Milwaukee, Wisconsin
November 8, 2004

NOTICE TO SHAREHOLDERS
SEPTEMBER 30, 2004 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES -- A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-888-533-KOPP; (2) at koppfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004 -- Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling 1-888-533-KOPP; (2) at koppfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q -- Beginning with the quarter ending December 31, 2004, the Fund will file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request by calling 1-888-533-KOPP.

Except for historical information, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described in the Fund's current Prospectus, other factors bearing on this report include the accuracy of the advisor's forecasts and predictions and the appropriateness of the investment program designed by the advisor to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

DIRECTORS AND OFFICERS OF THE FUND

                            Positions(s)
                              Held with
 Name, Address, and Age       the Fund       Term of Office and Length of Time Served  Principal Occupation(s) During Past 5 Years
 ----------------------     ------------     ----------------------------------------  -------------------------------------------

INDEPENDENT DIRECTORS
Robert L. Stehlik          Director          Term expiring earlier of death,           Retired; Senior Vice President, Peoples
10313 Normandy Crest                         resignation, removal, disqualification,   Bank of Commerce (1998-2003); Senior Vice
Eden Prairie, MN 55347                       or successor duly elected and qualified.  President, Richfield Bank & Trust Co.,
Age: 66                                      Director of the Fund since 1997.          (1994-1998)

Thomas R. Stuart           Director          Term expiring earlier of death,           Chairman and Chief Executive Officer,
3400 Technology Drive                        resignation, removal, disqualification,   Bureau of Engraving, Inc., a private
Minneapolis, MN 55418                        or successor duly elected and qualified.  manufacturer (1988-present)
Age: 60                                      Director of the Fund since 1997.


INTERESTED DIRECTOR AND OFFICERS
John P. Flakne*            Director, Chief   Term as Director expiring earlier of      Executive Vice President, Kopp Investment
7701 France Avenue South,  Executive         death, resignation, removal,              Advisors, LLC (2003- present); Chief
Suite 500                  Officer,          disqualification, or successor duly       Financial Officer, Kopp Investment
Edina, MN 55435            President,        elected and qualified. Director, Chief    Advisors, LLC and Chief Executive Officer
Age: 39                    Chief Financial   Executive Officer, and President of the   and Chief Financial Officer of Centennial
                           Officer, and      Fund since 2004; Chief Financial Officer  Lakes Capital, LLC, the Fund's Distributor
                           Treasurer         and Treasurer of the Fund since 1998.     ("Distributor") (2000-present); Controller,
                                                                                       Kopp Investment Advisors, LLC (1998-2000)

Kathleen S. Tillotson      Executive Vice    Re-elected by the Board annually;         Executive Vice President, Kopp Investment
7701 France Avenue South,  President,        Executive Vice President and Secretary    Advisors, LLC (2003- present); Vice
Suite 500                  Secretary, and    of the Fund since 1997; Chief Compliance  President, Kopp Investment Advisors, LLC
Edina, MN 55435            Chief             Officer of the Fund since 2004.           (1996- 2003); General Counsel, Kopp
Age: 48                    Compliance                                                  Investment Advisors, LLC (1996-present);
                           Officer                                                     Secretary, Kopp Investment Advisors, LLC
                                                                                       (2000-present); Chief Compliance Officer
                                                                                       (2004-present); Vice President, Secretary,
                                                                                       and General Counsel of the Distributor
                                                                                       (1997-present)

Gregory S. Kulka           First Vice        Re-elected by the Board annually; First   Executive Vice President, Kopp Investment
7701 France Avenue South,  President         Vice President of the Fund since 1997.    Advisors, LLC (2003- present); First Vice
Suite 500                                                                              President, Kopp Investment Advisors, LLC
Edina, MN 55435                                                                        (1991- 2003); Vice President of the
Age: 49                                                                                Distributor (1997-present)

                                                     Other Public
                           Number of Portfolios in   Directorships
                            Fund Complex Overseen       Held by
 Name, Address, and Age          by Director           Director
 ----------------------    -----------------------   -------------
INDEPENDENT DIRECTORS
Robert L. Stehlik                   2                 None
10313 Normandy Crest
Eden Prairie, MN 55347
Age: 66

Thomas R. Stuart                    2                 None
3400 Technology Drive
Minneapolis, MN 55418
Age: 60

INTERESTED DIRECTOR AND OFFICERS
John P. Flakne*                     2                 None
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 39

Kathleen S. Tillotson               NA                NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 48

Gregory S. Kulka                    NA                NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 49

*Mr. Flakne is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, because of his position with the Advisor.

The Statement of Additional Information (SAI) includes additional information about Fund directors and officers and is available upon request without charge by calling 1-888-533-5677, or writing Kopp Funds, Inc., 7701 France Avenue South, Suite 500, Edina, MN 55435.

[KOPP FUND LOGO]
(C)2004 Kopp Investment Advisors, LLC

DIRECTORS

John P. Flakne
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

John P. Flakne, Chief Executive and Financial Officer, President and Treasurer Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                        ANNUAL REPORT 2004

U.S. BANCORP FUND SERVICES, LLC

For overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

U.S. BANK, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds are distributed by Centennial Lakes Capital, LLC, a member of the NASD and an affiliate of Kopp Investment Advisors, LLC and the Fund.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics was filed as an exhibit to the Form N-CSR filed for the period ended September 30, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that there are two audit committee financial experts serving on its audit committee. Mr. Thomas R. Stuart and Mr. Robert L. Stehlik are the audit committee financial experts and are considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed (or to be billed) for each of the last two fiscal years for audit fees, audit-related fees, and tax fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  9/30/04            FYE  9/30/03
----------------------------- ----------------------- -----------------------
Audit Fees                    $17,500                 $16,600
Audit-Related Fees            $0                      $0
Tax Fees                      $3,300                  $3,000
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser for the fiscal years ended September 30, 2004 and 2003 (which includes fees relating to the adviser's fiscal year ended December 31, 2003 and 2002, respectively.) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------------- ------------------------ -----------------------
Non-Audit Related Fees                      FYE  9/30/04             FYE  9/30/03
------------------------------------------- ------------------------ -----------------------
Registrant                                  $0                       $0
Registrant's Investment Adviser             $11,000                  $10,500
------------------------------------------- ------------------------ -----------------------


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

     Incorporate by reference to previous Form N-CSR filing dated September 30, 2003.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Kopp Funds, Inc.
                       ---------------------------------------------------------

         By (Signature and Title /s/ John P. Flakne
                                 -----------------------------------------------
                                     John P. Flakne, Chief Executive and
                                     Financial Officer, President, and Treasurer

         Date   12/1/04
                ----------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ John P. Flakne
                                ------------------------------------------------
                                       John P. Flakne, Chief Executive and
                                       Financial Officer, President, and
                                       Treasurer

         Date  12/1/04
               -----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.